EXHIBIT 10.16

CONTRATO MAESTRO DE EMPRESA CONJUNTA

Entre

INSTADOSE PHARMA CORP.

(Canadá)

- -e-

[redacted]

(Colombia)

15 de octubre de 2021

TABLA DE CONTENIDOS

Anexos

ESTE CONTRATO MAESTRO DE EMPRESA CONJUNTA se suscribe a partir del 15 de octubre de 2021 por y entre:

> **INSTADOSE PHARMA CORP**. (**"Instadose Pharma"** o **"Instadose"**), una compañía constituida bajo las leyes de British Columbia, Canadá, con sede en 5500 North Service Road, Suite 301, Burlington, Ontario L7L 6W6.

- y -

> [redacted] (el **"Socio Local"**), sociedad constituida bajo las leyes de Colombia con sede en CRA 7 No. 156-10, Oficina 1907, Edificio Punta Norte, Torre Krystal, Bogotá, Colombia.

I. INTRODUCCIÓN

(A) Instadose Pharma es una empresa canadiense que posee el conocimiento y la experiencia necesarios para cultivar, recolectar, transportar, procesar, producir, vender, importar, exportar y distribuir plantas medicinales, derivados de plantas medicinales y aceite cananbinoide.

(B) Instadose Pharma está utilizando su conocimiento y experiencia para crear una plataforma comercial de cultivo, extracción y distribución global a gran escala capaz de proporcionar a las compañías farmacéuticas y de alimentos y bebidas más grandes del mundo suministros sostenibles, consistentes, diversos y de bajo costo de Derivados de Plantas Medicinales y Aceite Cannabinoide de alta calidad (la "**Plataforma global**") para su uso a granel como ingrediente farmacéutico activo (una "**API**).

(C) Instadose Pharma y el socio local han acordado un plan de empresa conjunta (la "**empresa conjunta**") que vería que el socio local proporcionaría a Instadose Pharma ciertas cantidades garantizadas de salidas de empresa conjunta para ser suministradas a uno o más de los socios de las plataformas globales de Instadose Pharma (cada uno, un "**Socio de plataforma global**"). Una vez suministrados a un socio de plataforma global, los productos de la empresa conjunta se venden o se procesan primero en aceite cannabinoide y se venden a los compradores.

(D) Instadose Pharma y el socio local desean celebrar este acuerdo con el fin de establecer su mutuo entendimiento con respecto a la empresa conjunta.

AHORA, POR LO TANTO, para la debida consideración, de cuyo recibo se acusa conocimiento aquí mismo, cada una de las Partes acuerda lo siguiente:

ARTÍCULO 1: DEFINICIONES E INTERPRETACIÓN

1.1 Definiciones

En este Contrato y sus Anexos, los siguientes términos, a menos que sean incompatibles con el contexto en el que aparecen, tendrán los siguientes significados y las expresiones derivadas de esos términos tendrán los significados correspondientes:

(a) "**Contrato**" significa este Contrato Maestro de Empresa Conjunta entre Instadose Pharma y el Socio Local, incluidos los Anexos del presente en su forma enmendada, extendida, reemplazada y variada de vez en cuando.

(b) "**Pronóstico de producción anual**" significa el pronóstico conservador anual (cuyo formulario se adjunta a este Contrato como **Anexo "A"**) preparado antes de cada Año de Empresa Conjunta que establece las cantidades esperadas de Productos de Empresa Conjunta medidos en kilogramos que serán producidos por la Empresa Conjunta para ese Año de Empresa Conjunta.

(c) "**Mejores prácticas de la industria**" significa el ejercicio de ese grado de habilidad, diligencia, prudencia y previsión que de vez en cuando se esperaría razonable y ordinariamente de un contratista o profesional calificado y experimentado que participe en el mismo tipo de empresa y bajo el mismo o circunstancias y condiciones similares a las previstas en este Contrato; procurando de buena fe cumplir con sus obligaciones contractuales y todas las Disposiciones Reglamentarias aplicables, y defendiendo la integridad del país de Colombia.

(d) "**Día hábil**" significa un día hábil normal, excluidos los fines de semana y los feriados legales.

(e) "**Aceite cannabinoide**" significa aceite crudo, aceite purificado y/o aceite destilado extraído de plantas medicinales (como, entre otros, CBD (sin incluir cannabis o aceite de hachís) que se puede utilizar como insumo en la fabricación de productos farmacéuticos.

(f) "**CBD**" significa cannabidiol.

(g) **"Certificado de Análisis"** significa el documento que proporciona una descripción general de los resultados de las pruebas obtenidas de los Derivados de Plantas Medicinales, y también incluye la evaluación del cumplimiento de la especificación determinada. El documento es emitido por un laboratorio acreditado de control de calidad externo que confirma que los Derivados de Plantas Medicinales cumplen con las especificaciones requeridas para dichos Derivados de Plantas Medicinales dentro de un rango aceptable. El **Anexo "B"** de este Contrato establece los requisitos de prueba que deben seguir las Partes al obtener un Certificado de Análisis.

(h) **"Cambio en el Control"** significa cualquier cambio en el Control, ya sea que se efectúe directa o indirectamente.

(i) **"Información confidencial"** significa cualquier información o conocimiento en cualquier forma relacionado con asuntos comerciales, secretos comerciales, productos, técnicas operativas o técnicas,métodos o procesos de marketing, proveedores, clientes o finanzas de cualquiera de las Partes.

(j) **"Constitución"** significa la Constitución de Colombia.

(k) **"Control"** significa, en relación con cualquier entidad, la capacidad directa o indirecta de dirigir o hacer que la dirección de los votos se adhiera a la mayoría de sus acciones emitidas o intereses que lleven derechos de voto, o de nombrar o remover o causar el nombramiento o remoción de cualquier director (o funcionarios equivalentes) o los de sus directores (o funcionarios equivalentes) que posean la mayoría de los derechos de voto en su junta directiva (u organismo equivalente).

(l) **"Acto Corrupto"** significa ofrecer, dar o acordar dar a cualquier Autoridad Responsable en Colombia o en el lugar donde hayan operaciones a cualquier persona empleada por o en nombre de dicha Autoridad Responsable cualquier obsequio o consideración de cualquier tipo como incentivo o recompensa: (i) por hacer o no realizar (o por haber realizado o no haber realizado) cualquier acto en relación con la obtención o ejecución de algún contrato con dicha Autoridad Responsable; (ii) por mostrar o no favor o en contra de cualquier persona en relación con cualquier contrato con la Autoridad Responsable; o (iii) cometer cualquier delito: (a) bajo cualquier ley que se ocupe ocasionalmente de soborno, corrupción o extorsión; (b) bajo cualquier ley que cree delitos con respecto a actos fraudulentos; o (c) en derecho consuetudinario, con respecto a actos fraudulentos en relación con cualquier contrato con la Autoridad Responsable o cualquier otro organismo público; o (d) defraudar o intentar defraudar o conspirar para defraudar a cualquier Autoridad Responsable o cualquier otro organismo público.

En caso que alguna de las partes incurra en este acto deberá indemnizar por los daños causados y comprobados a la otra parte.

(m) "**Fecha de vigencia**" significa la fecha de firma de este Contrato por la última Parte firmante.

(n) "**Emergencia**" significa una condición, situación o suceso por el cual la seguridad de las Instalaciones de la empresa conjunta está en peligro o donde es probable que se produzcan lesiones corporales o muerte o daños a los empleados, otro personal o la propiedad de los Activos de la empresa conjunta ubicada dentro de las Instalaciones de la empresa conjunta.

(o) "**Medio ambiente**" significa el conjunto de objetos, condiciones e influencias circundantes que influyen en la vida y los hábitats de los seres humanos o de cualquier otro organismo o colección de organismos, e incluye todos o cualquiera de los siguientes medios: aire (incluido el aire dentro de cualquier edificio o el aire dentro de cualquier otra estructura artificial o natural por encima o por debajo del suelo), el agua (incluidas las aguas interiores, el agua subterránea y el agua en desagües y alcantarillas) y la tierra.

(p) "**Leyes ambientales**" significa cualquier ley con respecto al medio ambiente.

(q) "**Marco Legal Existente**" significa la Constitución y las Leyes de Colombia, en cada caso en vigencia en la Fecha de Vigencia.

(r) "**Fecha de vencimiento**" significa el aniversario de cinco (5) años de la Fecha de vigencia o, en el caso del comienzo de un Plazo extendido, el aniversario de cinco (5) años del comienzo del Plazo extendido.

(s) "**Expropiación**" significa la expropiación, nacionalización, incautación, requisa o expropiación de la totalidad o parte de las Instalaciones de la Empresa Conjunta o las Licencias de Empresa Conjunta por cualquier Autoridad Responsable de Colombia.

(t) "**Fuerza mayor**" significará cualquier evento fuera del control razonable de cualquiera de las Partes, cuya ocurrencia no podría haberse previsto razonablemente en la Fecha de vigencia, incluida, entre otras, la guerra, ya sea declarada o no, revolución, disturbio, insurrección, huelgas (incluidas huelgas de empleados o subcontratistas), conmoción civil, invasión, conflicto armado, acto hostil de un enemigo extranjero, bloqueo, embargo, acto de terrorismo, sabotaje, disturbios civiles, radiación, contaminación biológica o química, radiación ionizante, explosión, incendio, epidemia o pandemia, deslizamiento de tierra, relámpago,

terremoto, erupción volcánica, otro desastre natural o calamidad de cualquier tipo y cualquier otro evento similar.

(u) **"Directrices GACP"** significa la Directriz sobre buenas prácticas agrícolas y de recolección (GACP) para materias primas de origenvegetal (2006) adoptada por el Comité de medicamentos a base de hierbas (HMPC) de la Agencia Europea de Medicamentos. Se adjuntan copias de las Directrices del GACP a este Contrato como **Anexo "C"**.

(v) **"GMP"** es un sistema para asegurar que los productos se producen y son controlados de acuerdo a estándares de calidad. Está diseñado para minimizar los riesgos involucrados en cualquier producción farmacéutica que no se pueden eliminar probando el producto final. GMP cubre todos los aspectos de la producción, desde la materia prima, las instalaciones y el equipo hasta la capacitación y la higiene personal del personal. Los procedimientos escritos detallados son esenciales para cada proceso que podría afectar la calidad del producto terminado. Debe haber sistemas que proporcionen pruebas documentadas de que se siguen sistemáticamente los procedimientos correctos en cada paso del proceso de fabricación, cada vez que se fabrica un producto. La certificación EU-GMP es una mejora de la certificación GMP anterior como se requiere para los países de la Unión Europea. Se adjuntan a este Contrato copias de las Directrices GMP y EU-GMP como **Anexo "D"**.

(w) **"Partes de Instadose Pharma"** significa los funcionarios, directores, personal, empleados, contratistas, subcontratistas, agentes, afiliados, socios de empresas conjuntas, invitados, visitantes, invitados y patrocinadores de Instadose Pharma y los de sus accionistas o, cuando el contexto requiere, uno o más de ellos.

(x) **"Empresa Conjunta"** significa la Empresa Conjunta mencionada en los considerandos, cuyo alcance completo se establece en el Artículo 4.2 de este Contrato.

(y) **"Activos de la Empresa Conjunta"** significa colectivamente, el Equipo de Empresa Conjunta, las Tierras de Empresa Conjunta y las Instalaciones de Empresa Conjunta o cualquiera de ellos.

(z) **"Equipo de la Empresa Conjunta"** significa el equipo establecido en el **Anexo "E"** de este Contrato utilizado en las Tierras de Empresa Conjunta o en las Instalaciones de Empresa Conjunta con el propósito de cultivar, cultivar, recolectar, transportar, procesar, producir, empaquetar y almacenar Resultados de empresas conjuntas en las tierras de empresas conjuntas.

(aa) **"Instalaciones de la Empresa Conjunta"** significa colectivamente, (i) uno o más invernaderos, y (ii) las instalaciones de secado,

procesamiento, envasado, etiquetado y almacenamiento de Derivados de Plantas Medicinales. Los elementos (i) - (ii) se ubicarán en las Tierras de Empresa Conjunta, las ubicaciones aproximadas de las Instalaciones de Empresa Conjunta se indican en el **Anexo "F"**.

(bb) **"Pólizas de seguro de la Empresa Conjunta"** significa cualquiera de las siguientes pólizas de seguro determinadas por Instadose Pharma y el socio local como requeridas y adquiridas por y para el beneficio de la empresa conjunta:

(i) seguro de propiedad y contra daños

(ii) seguros de responsabilidad civil y terceros;

(iii) seguros que cubren el desglose de activos de empresas conjuntas;

(iv) seguro por interrupción del negocio;

(v) seguro contra el riesgo de incendio, rayo, explosión, tormenta, inundación, terremoto, disturbios (incluidos los riesgos políticos), huelgas y daños maliciosos;

(vi) seguro de garantía de finalización;

(vii) seguro de fianza de cumplimiento; y
(viii) seguro de impago del comprador.

(cc) **"Tierras de la Empresa Conjunta"** significa las Tierras de Empresa Conjunta utilizadas por la Empresa Conjunta con el propósito de cultivar,cultivar, recolectar, transportar, procesar, empaquetar y almacenar los Productos de Empresa Conjunta en Colombia, cuyas ubicaciones aproximadas se establecen en el **Anexo "G"**.

(dd) **"Licencia de la Empresa Conjunta"** significa las licencias utilizadas porel Socio Local en Colombia para, entre otras cosas: (i) cultivar, cultivar, recolectar, transportar, procesar, comprar, empaquetar y almacenar Productos de Empresa Conjunta, (ii) exportar y vender los productos de empresas conjuntas de Colombia, y (iii) operar el negocio del socio local en Colombia con fines comerciales. Se insertarán copias de las Licencias de Empresa Conjunta como **Anexo "H"** de este Contrato.

(ee) **"Productos de la Empresa Conjunta"** significa plantas medicinales y derivados de plantas medicinales.

(ff) **"Período de la Empresa Conjunta"** significa el período desde la Fecha de Vigencia hasta la Fecha de Vencimiento o la Fecha de Terminación, lo que ocurra primero.

(gg) "**Año de la Empresa Conjunta**" significa cada doce (12) meses consecutivos, comenzando en la Fecha de vigencia y, en lo sucesivo, comenzando en cada aniversario de doce meses de la Fecha de vigencia.

(hh) "**Conocimiento y experiencia**" significa conocimiento y experiencia en, entre otras cosas, agricultura a gran escala, que incluye, entre otros, suministro de semillas de plantas medicinales, suministro de equipos y tecnología de plantas medicinales, cultivo de plantas medicinales, procesamiento y producción de derivados de plantas medicinales, construcción y operación de instalaciones, extracción de aceite de origen vegetal, distribución internacional de productos agrícolas, ventas, logística de importación/exportación y gestión financiera y bancaria.

(ii) "**Leyes**" significa el derecho consuetudinario, la Legislación y todas las decisiones judiciales y cualquier notificación u otras directivas similares emitidas de conformidad con las mismas que tengan fuerza de ley, emitidas por cualquier entidad ejecutiva, legislativa, judicial o administrativa en Colombia donde la Empresa Conjunta y las instalaciones de Empresa Conjunta están ubicadas.

(jj) "**Legislación**" significa todos los estatutos, instrumentos estatutarios, estatutos, reglamentos, órdenes, reglas, órdenes ejecutivas, tratados, directivas y códigos de práctica aplicables que tengan fuerza de ley en Colombia.

(kk) "**Partes de Socios Locales**" significa los funcionarios, directores, personal, empleados, contratistas, subcontratistas, agentes, invitados, visitantes, invitados y patrocinadores del socio local y los de sus accionistas o, cuando el contexto lo requiera, uno o más de ellos.

(ll) "**Región del Socio Local**" significa el Valle del Río Magdalena, cuya restricción geográfica se establece en el **Anexo "I"** de este Contrato.

(mm) "**Pérdida**" o "**Pérdidas**" significa pérdidas, daños, responsabilidades, reclamos, acciones, procedimientos, demandas, costos, cargos o gastos de cualquier naturaleza.

(nn) "**Derivados de Plantas Medicinales**" significa predominantemente cannabis seco (cogollos/cogollos florales (ganja) o resina (charas)) y biomasa de cannabis y otros derivados farmacéuticos relacionados,todos los cuales se producen a partir de Plantas Medicinales.

(oo) "**Plantas medicinales**" significa plantas, que incluyen, pero no se limitana, cannabis, cuyos aceites y otros derivados, cuando se extraen de ellas, pueden servir como insumos para la producción farmacéutica.

(pp) "**Cuota mínima de producción de la Empresa Conjunta**" significa la compra por parte de Instadose Pharma y/o sus socios de plataforma global de no menos de mil quinientos (1.500) kilogramos de productos de empresas conjuntas del socio local cada período de tres meses durante la vigencia de la empresa conjunta, que estará sujeto a la actualización por parte del socio local cada 60 dias para crear la orden de compra que será el documento que avalara la transacción de ambas partes. En caso de ser menor la producción a lo mencionado se deberá argumentar la razón y una vez acordado entre las partes no habrá razón para exigir los mínimos. En caso de pactarse cantidades mayores a lo descrito tampoco implicara falta al contrato, ya que aunque esta dispuesto una cantidad, esta puede variar según lo que pacten las partes en las ordenes de compra. La orden de compra definirá como última instancia las cantidades y frecuencias con que se trabajará y deberá ser aceptada por ambas partes para tener valides.

(qq) "**Parte**" significa cualquiera de Instadose Pharma o el Socio local, segúnsea el caso, "**Partes**" significa cada uno de Instadose Pharma y el Sociolocal.

(rr) "**Persona**" significa cualquier individuo, sociedad, corporación,compañía, fideicomiso de organización comercial, agencia gubernamental u otra entidad.

(ss) "**Evento Político**" significa (i) cualquier cambio (ya sea por laintroducción, modificación o aplicación de cualquier ley) en el marco legalexistente que no sea de acuerdo con este Contrato o con el consentimiento previo por escrito de Instadose Pharma, que cambia de manera única y afecta materialmente al sector de cannabis y aceite cannabinoide en Colombia, (ii) cualquier Expropiación, (iii) cualquier revocación u otro retiro de cualquier Consentimiento Relevante que no sea de acuerdo con los términos de este Contrato o de acuerdo con el Marco Legal Existente, (iv) cualquier falla de cualquier Autoridad Responsable para otorgar, mantener, renovar o aceptar, cualquier Consentimiento Relevante que no sea de acuerdo con el Marco Legal Existente o de una manera consistente con cualquier Consentimiento Relevante o acuerdo relacionado con el mismo, en cada caso quematerial y adversamente cambia la posición legal, económica o comercialde Instadose Pharma o la Empresa Conjunta de lo que era en la Fecha de vigencia o de lo que es o lo que debería haber sido por tal acción u omisión de acción.

(tt) "**Compradores**" significa compradores de productos de empresas conjuntas.

(uu) **"Disposiciones regulatorias"** significa las pautas para las empresas que operan dentro de Colombia y las leyes, reglamentos, ordenanzas, directivas de política y estándares vigentes de Colombia y cualquier Autoridad Responsable que de alguna manera afecte o se aplique a la realización de la Empresa Conjunta y/o este Contrato de vez en cuando.

(vv) **"Consentimientos relevantes"** significa todos los consentimientos, permisos, autorizaciones, aprobaciones, resoluciones, exenciones, registros, presentaciones, decisiones, licencias, certificados que se deben emitir o realizar con cualquier Autoridad Responsable en relación con las obligaciones de desempeño de cualquiera de las Partes en virtud de este Contrato.

(ww) **"Autoridad responsable"** significa la legislatura, cualquier agencia, institución local, departamento, inspección, ministro, ministerio, funcionario o persona pública o estatutaria (ya sea autónoma o no) que tenga jurisdicción sobre cualquiera o todas las Partes o el objeto de este Contrato.

(xx) **"Anexos"** significa los anexos de este Contrato, en su forma enmendada, reemplazada y variada de vez en cuando.

(yy) **"SOPs"** significa procedimientos operativos estándar para el procesamiento, producción, empaque y envío de los productos de la empresa conjunta y operación y mantenimiento de las instalaciones de laempresa conjunta, cuyas copias se adjuntan como **Anexo "J"** de este Contrato.

(zz) **"Especificación"** significa las pautas acordadas establecidas en un Contrato de suministro de la composición física y química de los productos de la empresa conjunta que se suministrarán en virtud de un Contrato de suministro.

(aaa) **"Subcontratistas"** significa cualquier subcontratista de Instadose Pharma o el Socio local que haya contratado directamente a Instadose Pharma o al Socio local con respecto a la Empresa Conjunta.

(bbb) **"Contrato de Suministro"** significa un contrato de suministro de salidasde empresas conjuntas que se celebrará entre el socio local y un socio de plataforma global, cuya plantilla modelo se adjunta como **Anexo "K"** a este acuerdo.

(ccc) **"Impuesto"** significa cualquier ingreso nacional, local y/u otro ingreso neto, ingreso bruto, ventas, transferencia de franquicia, ganancias, licencia, arrendamiento, servicio, uso del servicio, valor agregado, retención, nómina, empleo, contribución a beneficios sociales, contribución de pensión y salud, impuestos especiales, despido, timbre,

documental, ocupación, prima, impuesto a la propiedad o ganancias inesperadas, o cualquier otro impuesto, gravamen, tarifa (incluida la documentación, licencia y tarifas de registro), evaluaciones o cargos de cualquier tipo, junto con los intereses y multas, adiciones a impuestos o montos adicionales con respecto a los mismos, según lo imponga, cobre o establezca cualquier Autoridad Responsable de Colombia.

(ddd) "**Fecha de Rescisión**" significa cualquier fecha de terminación anticipada de este Contrato, de acuerdo con sus términos.

1.2 Interpretaciones

Este Contrato se interpretará de acuerdo con las siguientes disposiciones, a menos que el contexto requiera lo contrario:

(a) las referencias a las disposiciones de cualquier ley incluirán las disposiciones enmendadas, promulgadas o consolidadas de vez en cuando en la medida en que dicha enmienda, reconstrucción o consolidación se aplique o pueda aplicarse a cualquier transacción realizada en virtud de este Contrato;

(b) las referencias a las "**Partes**" incluirán los respectivos sucesores en el título de las Partes y, si lo permite este Contrato, sus respectivos cesionarios y asignados;

(c) las referencias a una "**persona**" incluirán un individuo, firma, empresa, corporación, persona jurídica, Autoridad Responsable y cualquier fideicomiso, organización, asociación o sociedad, tenga o no personalidad jurídica separada;

(d) las referencias a cualquier "**Autoridad Responsable**" o cualquier organización pública o profesional deberán incluir una referencia a cualquiera de sus sucesores o cualquier organización o entidad que asuma sus funciones o responsabilidades;

(e) los títulos de los artículos, subartículos y anexo se incluyen únicamente por conveniencia y no afectarán la interpretación de este Contrato;

(f) los Anexos de este Contrato son parte integral de este Contrato y las referencias a este Contrato incluirán los Anexos;

(g) las Partes reconocen que cada una de ellas ha tenido la oportunidad de recibir asesoramiento legal con respecto a este Contrato, y acuerdan que ninguna disposición o palabra utilizada en este Contrato se interpretará en desventaja para ninguna de las Partes porque esa Parte fue responsable o participó en la preparación o redacción de este Contrato o cualquier parte de él;

(h) las palabras que importen el número singular incluirán el plural y viceversa, y las palabras que importen cualquier género incluirán ambos sexos;

(i) las referencias a este "**Contrato**" incluirán este Contrato y sus Anexos según enmendado, variado, novado o sustituido por escrito de vez en cuando;

(j) Las referencias a cualquier otro contrato o documento deberán incluir (sujeto a todas las aprobaciones que se requieran otorgar de conformidad con este Contrato para cualquier enmienda o variación o novación o sustitución de dicho contrato o documento) una referencia a ese contrato o documento en su forma enmendada, variada, novadas o sustituidas de vez en cuando;

(k) a las palabras generales precedidas o seguidas de palabras como "**otros**" o "**incluidos**" o "**particularmente**" no se les dará un significado restrictivo porque estén precedidas o seguidas de ejemplos particulares destinados a caer dentro del significado de las palabras generales; y

(l) Cuando se prescriba un número de días en este Contrato, dicho número se calculará incluyendo el primero y excluyendo el último día, a menos que el último día caiga en un día que no sea un Día Hábil, en cuyo caso, el último día será el primer día siguiente, que es un día laborable.

ARTÍCULO 2: ESTADO DE ESTE CONTRATO

2.1 Contrato Vinculante.

Cada una de las Partes declara y garantiza que a partir de la Fecha de Vigencia este Contrato es legalmente válido y vinculante para él.

2.2 Obligaciones vinculantes

Este Contrato impone obligaciones vinculantes a las Partes y establece los términos en los que las Partes pueden operar, administrar y mantener la Empresa Conjunta.

ARTÍCULO 3: PERÍODO DE LA EMPESA CONJUNTA

3.1 Período inicial

Este Período de Empresa Conjunta deberá ser tal por un período de cinco (5) años, comenzando el día de la Fecha de Vigencia (el "**Período inicial**").

3.2 Período Extendido

Si no hubiera ocurrido ningún evento que, con aviso previo y/o lapso de tiempo, permita a cualquiera de las Partes rescindir este Contrato y continúe después de la finalización del Período Inicial, el Período de la Empresa Conjunta podrá extenderse por hasta cuatro (4) Períodos Iniciales adicionales bajo los mismos términos y condiciones del presente o según se acuerde entre las Partes (el "**Período Extendido**").

ARTÍCULO 4: LA EMPRESA CONJUNTA

4.1 Aprobación

Las Partes confirman, autorizan y aprueban la Empresa Conjunta.

4.2 Alcance

Las Partes acuerdan trabajar juntas en Colombia bajo la Empresa Conjunta para hacer lo siguiente:

(a) cultivar, recolectar, transportar, procesar, empaquetar y almacenar productos de empresas conjuntas;

(b) exportar productos de empresas conjuntas a uno o más socios de plataforma global; y

(c) vender los productos de las empresas conjuntas a los compradores.

4.3 Pronóstico de producción anual

En nombre de la empresa conjunta, el socio local proporcionará a Instadose Pharma un pronóstico de producción anual para todos los resultados de la empresa conjunta al menos sesenta (60) días antes de cada próximo año de empresa conjunta durante el período de la empresa conjunta. Cuando sea necesario, el socio local actualizará su pronóstico de producción anual y proporcionará una copia del mismo a Instadose Pharma.

4.4 Contratos de suministro con socios de plataforma global

Sobre la base de las previsiones de producción anual, Instadose Pharma coordinará la ejecución de los acuerdos de suministro entre el socio local y uno o más socios de plataforma global que establezcan la cantidad y especificación de los productos de la empresa conjunta que se exportarán a cada socio de plataforma global sobre una base "por exportación" a lo largo de cada Año de Empresa Conjunta.

4.5 Venta de productos de la Empresa Conjunta por parte de socios de plataforma global

Utilizando la experiencia de Instadose Pharma, los socios de plataforma global serán responsables de recibir todos los resultados de empresas conjuntas que les proporcione el socio local. Una vez recibidos por el socio de plataforma global, los productos de la empresa conjunta se venderán o se procesarán primero en aceite cannabinoide y se venderán a los compradores.

4.6 Exclusividad

Las Partes acuerdan que durante el Período de la Empresa Conjunta:

(a) Instadose Pharma tendrá el derecho exclusivo de proporcionar a la empresa conjunta los conocimientos y la experiencia;

(b) Instadose Pharma tendrá el derecho exclusivo de controlar el suministro y la venta final de todos los productos de la empresa conjunta producidas por el socio local en el marco de la empresa conjunta;

(c) Condicional a que Instadose Pharma y/o sus Socios de Plataforma Global mantengan la Cuota Mínima de Producción de la Empresa Conjunta, el Socio Local tendrá prohibido celebrar cualquier otro acuerdo de Empresa Conjunta en Colombia similar en naturaleza y alcance a la Empresa Conjunta;

(d) Condicional a la capacidad continua del socio local para suministrar la cuota mínima de producción de empresa conjunta a Instadose Pharma y/o sus socios de plataforma global, se le prohibirá a Instadose Pharma celebrar cualquier otro acuerdo de empresa conjunta dentro de la región del socio local similar en naturaleza y alcance a la Empresa Conjunta.

(e) Ninguna Parte venderá, cederá o transferirá (ya sea a título oneroso o no) los derechos de cualquier otra Parte en virtud de este Contrato a cualquier otra Persona, excepto de conformidad con las disposiciones de este Contrato; y

(f) nada en este Contrato impedirá que Instadose Pharma establezca otras empresas conjuntas como la empresa conjunta fuera de Colombia con el propósito de producir o vender productos de empresas conjuntas o aceite cannabinoide.

4.7 Restricciones de producción de productos de la Empresa Conjunta

La producción de productos de la Empresa Conjunta bajo la Empresa Conjunta se apegará estrictamente a los parámetros establecidos por las Autoridades Responsables en Colombia.

ARTÍCULO 5: ACTIVOS DE LA EMPRESA CONJUNTA

5.1 Equipo de la Empresa Conjunta

Se agregará una lista y una descripción completa del Equipo de Empresa Conjunta y se establecerá en el **Anexo "E"**.

5.2 Instalaciones de la Empresa Conjunta

Se agregará una lista y una descripción completa de las Instalaciones de Empresa Conjunta y se establecerá en el **Anexo "F"**.

5.3 Tierras de la Empresa Conjunta

Una descripción y ubicación aproximada de las Tierras de Empresa Conjunta se establece en el **Anexo "G"**.

5.4 Acceso

Con efecto a partir de la Fecha de Vigencia, las Partes harán todos los esfuerzos razonables para garantizar durante la vigencia del período de la empresa conjunta que las Partes de Instadose Pharma tengan acceso continuo y sin interrupciones a las Tierras de la empresa conjunta y las Instalaciones de la empresa conjunta según lo requieran para llevar a cabo sus deberes y obligaciones para con la Empresa Conjunta en la mismo, pero siempre sujeto a las disposiciones de este Contrato. Cualquier visita debe ser avisada con minimo cinco (5) días de anticipación.

5.5 Señalización

Las tierras de empresas conjuntas y las instalaciones de empresas conjuntas llevarán la señalización de Instadose Pharma con el fin de identificar las tierras de empresas conjuntas y las instalaciones de empresas conjuntas como afiliadas con Instadose Pharma y la empresa conjunta. Las Partes acuerdan instalar toda la señalización de la Instalación de Empresa Conjunta tan pronto como sea posible después de la Fecha de Vigencia.

ARTÍCULO 6: SUMINISTRO DE PRODUCTOS DE LA EMPRESA CONJUNTA

6.1 Suministro de productos de la Empresa Conjunta

El Socio Local acepta producir y poner a disposición de Instadose Pharma y/o sus Socios de Plataforma Global no menos de la Cuota Mínima de Producto de la

Empresa Conjunta (en total) por Año de la Empresa Conjunta durante el Período de la Empresa Conjunta.

6.2 Precio de compra para productos de la Empresa Conjunta

La Parte local acuerda suministrar los Productos de la empresa conjunta a Instadose Pharma a un precio por kilogramo (el "**Precio de compra**") que se determinará entre las Partes en función del Contrato de suministro.

6.3 Pago del precio de compra

Las Partes acuerdan el siguiente procedimiento para determinar y completar el pago del Precio de Compra al Socio Local:

(i) El socio local proporcionará a Instadose Pharma certificados de análisis para los resultados de la empresa conjunta que se cultivan en las tierras de la empresa conjunta;

(ii) Instadose Pharma facilitará la celebración de un Contrato de suministro entre el socio local y uno o más socios de la plataforma global que contenga:

(1) las especificaciones para los productos de empresas conjuntas que se proporcionarán al socio de plataforma global;

(2) la cantidad de productos de empresas conjuntas que se suministrarán al socio de plataforma global; y

(3) el precio por kilogramo de los productos de empresas conjuntas que se suministrarán al socio de plataforma global.

(iii) El socio local proporcionará su factura por los productos de la empresa conjunta a Instadose Pharma, aunque esté dirigida al socio de plataforma global (la "**factura del socio local**"). El pago de la Factura del socio local será realizado por el Socio de la plataforma global según el período del Contrato de suministro y/o la Factura del socio local.

6.4 Entrega de productos de la Empresa Conjunta

Las Partes acuerdan el siguiente procedimiento para entregar los productos de las empresas conjuntas a los socios de la plataforma global:

(i) Instadose Pharma ayudará al Socio de Plataforma Global a obtener un permiso de importación (el "**Permiso de Importación**") para los productos de Empresas Conjuntas que son objeto del Contrato de Suministro;

(ii) Instadose Pharma entregará el Permiso de Importación al Socio Local. El Socio Local utilizará el Permiso de Importación con el fin de obtener un permiso local para exportar los Productos de la Empresa Conjunta; y

(iii) En colaboración con el socio de la plataforma global y el socio local, Instadose Pharma coordinará el transporte de los productos de la empresa conjunta aplicables desde el socio local al socio de la plataforma global.

ARTÍCULO 7: COMPROMISOS Y RESPONSABILIDADES DE INSTADOSE PHARMA

Instadose Pharma se compromete a actuar de acuerdo con las Mejores Prácticas de la Industria y ser responsable durante el Período de la Empresa Conjunta de los siguientes asuntos en beneficio de la Empresa Conjunta:

7.1 Situación Corporativa

Instadose Pharma será responsable de garantizar la continuidad empresarial de Instadose Pharma.

7.2 Contribución de conocimiento y experiencia

Instadose Pharma se compromete a aportar su Conocimiento y Experiencia a la Empresa Conjunta en todo momento.

7.3 Especificaciones de plantas medicinales

Instadose Pharma será responsable de proporcionar al Socio Local todas las Especificaciones que pueda requerir para el cultivo de Plantas Medicinales en Colombia utilizando los Activos de la Empresa Conjunta.

7.4 Solicitud de acuerdos de suministro

Instadose Pharma será responsable de cada uno de los siguientes:

(a) Solicitar acuerdos de suministro para los productos de empresas conjuntas de los socios de la plataforma global;

(b) Solicitar acuerdos de suministro de compradores en nombre de socios de plataforma global para productos de empresas conjuntas y aceite cannabinoide; y

(c) con respecto a todos los acuerdos de suministro con los socios de la plataforma global, proporcionar al socio local copias de los acuerdos de suministro que contienen las especificaciones y el momento de entrega de todos los productos de la empresa conjunta.

7.5 Importación de productos de empresas conjuntas

Instadose Pharma será responsable de ayudar a los socios de la plataforma global a obtener las licencias, autorizaciones y/o permisos necesarios para importar productos de empresas conjuntas de Colombia al país o países en los que se encuentran.

7.6 Exportación de productos de empresas conjuntas

Instadose Pharma será responsable de financiar los costos, así como de supervisar la logística general requerida para exportar los productos de empresas conjuntas de Colombia a los socios de la plataforma global correspondientes.

7.7 Pago del precio de compra

Instadose Pharma se compromete a garantizar el pago puntual del precio de compra al socio local por todos los productos de la empresa conjunta suministrados a los socios de la plataforma global.

7.8 Partes de Instadose Pharma

Instadose Pharma se compromete a tomar todas las medidas razonables para garantizar que todas las Partes de Instadose Pharma que visiten cualquiera de las Instalaciones de la Empresa Conjunta se adhieran, acaten y cumplan con:

(a) todas las Disposiciones Reglamentarias con respecto a las Instalaciones de la Empresa Conjunta; y

(b) los términos del presente Contrato.

7.9 Cooperación

Cuando lo solicite el socio local, reúnase con el socio local para discutir de buena fe cualquier aspecto de la empresa conjunta.

7.10 Disposiciones varias

Además de los compromisos y responsabilidades establecidos anteriormente, Instadose Pharma también acepta que asumirá otras responsabilidades que las Partes acuerden por escrito de vez en cuando.

ARTÍCULO 8: COMPROMISOS Y RESPONSABILIDADES DEL SOCIO LOCAL

El Socio Local se compromete a actuar de acuerdo con las Mejores Prácticas de la Industria y ser responsable durante el Plazo de la Empresa Conjunta de los siguientes asuntos en beneficio de la Empresa Conjunta:

8.1 Las licencias de la Empresa Conjunta

Con respecto a las Licencias de la Empresa Conjunta, el Socio Local estará obligado a trabajar con las Autoridades Responsables para:

(a) obtener y mantener actualizadas las Licencias de la Empresa Conjunta de acuerdo con las Disposiciones Reglamentarias;

(b) cumplir con todas las condiciones de las Licencias de la Empresa Conjunta otorgadas por cualquier Autoridad Responsable; y

(c) tomar todas las demás acciones necesarias requeridas en virtud de las Disposiciones Reglamentarias que rigen las Licencias de la Empresa Conjunta y todas las facetas relacionadas de la conducta de la Empresa Conjunta.

8.2 Tierras de la Empresa Conjunta

El Socio Local será responsable de lo siguiente a lo largo del Período de la Empresa Conjunta con el propósito de llevar a cabo la Empresa Conjunta:

(a) obtener la propiedad o un interés de arrendamiento en y sobre todas las Tierras de la Empresa Conjunta; y

(b) mantener el disfrute continuo y silencioso de las Tierras de la Empresa Conjunta en beneficio de la Empresa Conjunta.

8.3 Pronóstico de producción anual

El socio local será responsable de proporcionar a Instadose Pharma el pronóstico de producción anual. El Socio Local será responsable de enmendar el Pronóstico de Producción Anual mensualmente (cada uno, un "**Pronóstico Modificado**") a lo largo de cada Año de Empresa Conjunta.

8.4 Suministro de Derivados de Plantas Medicinales

El Socio local acepta que hará sus mejores esfuerzos comercialmente razonables para garantizar que pone a disposición de Instadose Pharma y/o sus Socios de plataforma global las cantidades de Productos de empresas conjuntas establecidas en el Pronóstico de producción anual o Pronóstico modificado aplicable proporcionado a Instadose Pharma antes o durante cada Año de Empresa Conjunta.

8.5 Procedimientos operativos estándar

El socio local será responsable de:

(a) Adherirse a los SOP acordados según lo determinado entre las Partes para operar la Empresa Conjunta y producir los Productos de la Empresa Conjunta; y

(b) Asegurarse de que lleva a cabo todas sus operaciones bajo la Empresa Conjunta de acuerdo con los SOP.

8.6 Directrices GACP

Tan pronto como sea posible:

(a) el socio local será responsable de trabajar con Instadose Pharma para garantizar que todos los productos de la empresa conjunta se cultiven, recolecten, procesen y empaqueten de acuerdo con las pautas de GACP; y

(b) el Socio Local será responsable de obtener la certificación GACP con respecto a todas sus prácticas operativas en las Instalaciones de la Empresa Conjunta.

8.7 Estándares de los productos de la Empresa Conjunta

El Socio Local se compromete con respecto a la producción de productos de Empresa Conjunta de la siguiente manera:

(a) Todos los Derivados de Plantas Medicinales se producirán, empaquetarán, almacenarán y entregarán de acuerdo con las Mejores Prácticas de la Industria o cualquier Disposición Reglamentaria con respecto al estándar o la calidad de las Plantas Medicinales y los Derivados de Plantas Medicinales, incluidas, entre otras, las Directrices de GACP aplicables; y

(b) Todos los Derivados de Plantas Medicinales se mantendrán frescos, no contaminados y almacenados de manera higiénica y adecuada en las Instalaciones de la Empresa Conjunta.

8.8 Certificación EU-GMP

Con la ayuda de Instadose Pharma, el socio local será responsable de solicitar y obtener la certificación GMP local y EU-GMP para las instalaciones de la empresa conjunta y el equipo de la empresa conjunta.

8.9 Exportación de productos de la Empresa Conjunta

El Socio Local será responsable de trabajar con Instadose Pharma para asegurar las Licencias de la Empresa Conjunta necesarias para permitir la exportación de todos los Productos de Empresa Conjunta de Colombia a los Socios de Plataforma Global bajo la Empresa Conjunta.

8.10 Operación de las instalaciones de la Empresa Conjunta

El Socio Local estará obligado a realizar la operación, gestión y mantenimiento de las Instalaciones de la Empresa Conjunta:

(a) procesar y/o producir los Productos de Empresa Conjunta;

(b) en cumplimiento de todas las Disposiciones Regulatorias y Consentimientos Relevantes aplicables;

(c) de manera limpia y en buen estado;

(d) de conformidad con las Buenas Prácticas de la Industria relacionadas con la operación de las Instalaciones de la Empresa Conjunta;

(e) libre de todos los peligros para el medio ambiente o la salud;

(f) en cumplimiento de todas las normas de salud y seguridad aplicables que protegen a todos los empleados, personal, invitados y patrocinadores; y

(g) según lo requiera este Contrato.

8.11 Mantenimiento de equipos de la Empresa Conjunta

El Socio Local se compromete con respecto al Equipo de la Empresa Conjunta a:

(a) Asegurarse en todo momento de que mantiene el Equipo de la Empresa Conjunta utilizado en cualquiera de las Instalaciones de la Empresa Conjunta en condiciones limpias, ordenadas y sanitarias;

(b) que adquiere, proporciona y mantiene el Equipo de la Empresa Conjunta en buen estado de funcionamiento y repara el Equipo de la Empresa Conjunta según sea necesario para llevar a cabo la Empresa Conjunta; y

(c) asegurar que todo el Equipo de la Empresa Conjunta sea de la cantidad y calidad necesarias para la provisión por las Partes de la Empresa Conjunta, incluyendo, sin limitación, todas las leyes, reglas, regulaciones y decretos aplicables y los términos de los mismos.

8.12 Empleados y Formación

El Socio Local se compromete a ser responsable de garantizar que:

(a) emplea o contrata empleados u otro personal en las Instalaciones de la Empresa Conjunta en el número que el Socio Local considere necesario para llevar a cabo suficientemente la Empresa Conjunta;

(b) proporciona capacitación continua y regular para todos los empleados u otro personal contratado por el socio local en las instalaciones de la empresa conjunta; y

(c) se asegura de que todo el personal y el personal empleado por el socio local en las instalaciones de la empresa conjunta esté en todo momento limpio, limpio y vestido de manera ordenada para mantener estándares altos y uniformes de presentación y entrega.

8.13 Partes de socios locales

El socio local se compromete a tomar todas las medidas razonables para garantizar que todas las partes del socio local que trabajen o visiten cualquiera de las instalaciones de la empresa conjunta se adhieran, cumplan y cumplan con:

(a) todas las Disposiciones Regulatorias con respecto a cualquiera de las Instalaciones de la Empresa Conjunta; y

(b) los términos del presente Contrato.

8.14 Pólizas de seguro

Las Partes pueden acordar por escrito asegurar ciertas Pólizas de Seguro de la Empresa Conjunta en beneficio de la Empresa Conjunta (así como los términos y la responsabilidad de pago de las mismas). El socio local se compromete a mantener las pólizas de seguro de empresa conjunta requeridas en buen estado continuo en nombre de la empresa conjunta.

8.15 Leyes ambientales

Con respecto a las leyes ambientales aplicables, el socio local se compromete a:

(a) conducir, administrar y llevar a cabo la Empresa Conjunta en todo momento de una manera ambientalmente responsable mediante la adopción de métodos y prácticas operativos apropiados para llevar a cabo dicha Empresa Conjunta y cumplir con todas las Disposiciones Regulatorias y Leyes Ambientales en relación con la misma;

(b) llamar la atención de Instadose Pharma sin demora sobre cualquier asunto que, en su opinión, pueda tener un impacto perjudicial en el medio ambiente dentro de las instalaciones de la empresa conjunta;

(c) tomar todas las medidas razonables en la realización de la Empresa Conjunta para prevenir y limitar la ocurrencia de cualquier peligro ambiental o para la salud y para garantizar la salud y seguridad de las Partes Asociadas Locales y el público en general; y

(d) Cumplir con sus deberes estatutarios en términos de las Leyes Ambientales para tomar medidas razonables para evitar que la contaminación o degradación ocurra, continúe o se repita.

8.16 Leyes laborales

El Socio Local se compromete a cumplir con las leyes vigentes, enmendadas de vez en cuando, relacionadas con los empleados o subcontratistas involucrados en el negocio de operar en las Instalaciones de la Empresa Conjunta y hacer todo lo posible para tomar todas las medidas razonables para garantizar similares cumplimiento por parte del Socio Local, sus contratistas en todos los niveles, cesionarios y agentes, y además acuerdan adherirse y asegurar, en la medida de lo posible, la adherencia a prácticas laborales justas.

8.17 Requisitos generales de presentación de informes

El socio local será responsable de proporcionar a Instadose Pharma los siguientes informes generales:

(a) antes del decimoquinto (15) Día Hábil después del final de cada mes calendario durante el Período de la Empresa Conjunta:

(1) un pronóstico de producción anual actualizado en caso de que la producción real de los productos de la empresa conjunta se desvíe de la establecida en el pronóstico de producción anual original; y

(2) una lista de inventario actualizada de todos los productos de la empresa conjunta almacenados en las instalaciones de la empresa conjunta (especificando los detalles de la etiqueta del empaque, incluido el peso);

(b) tan pronto como sea posible después de que esto ocurra (incluido un Evento Político), un informe que contenga todos y cada uno de los eventos o desarrollos materiales que puedan surgir en el curso de la Empresa Conjunta; y

(c) notificación inmediata por escrito de cualquier interrupción o suspensión de operaciones en cualquiera de las Instalaciones de la Empresa Conjunta. El

Socio Local, dentro de las veinticuatro (24) horas posteriores a cualquier interrupción o suspensión de las operaciones en cualquiera de las Instalaciones de la Empresa Conjunta, proporcionará a Instadose Pharma un informe que detalle las circunstancias de dicha interrupción, suspensión o cierre.

8.18 Pagos no autorizados

El Socio Local acepta que se abstendrá y se asegurará de que las Partes del Socio Local se abstengan de ofrecer, dar o acordar dar a cualquier persona en el empleo de cualquier Autoridad Responsable, cualquier obsequio o consideración de cualquier tipo como incentivo o recompensa por hacer o tolerar hacer o por haber hecho o negarse a realizar cualquier acto en relación con la ejecución de este o cualquier otro contrato o acuerdo o por mostrar o abstenerse de mostrar favor o desaprobación a cualquier persona en relación con este o cualquier otro contrato o acuerdo para dicho Autoridad responsable.

8.19 Pago de impuestos, derechos y tasas

El Socio Local será responsable de asegurar que mantiene actualizado el pago de todos los impuestos, aranceles, tarifas, primas, evaluaciones, impuestos, gravámenes, tasas, retenciones, cuotas, contribuciones gubernamentales y otros cargos de cualquier tipo, ya sean directos o indirectos, en Colombia junto con todos los intereses, penalidades, multas, adiciones a impuestos u otros montos adicionales, impuestos por cualquier Autoridad Responsable.

8.20 Sin interrupción

(a) Sujeto a las disposiciones de este Contrato, el Socio Local se compromete a no tomar ninguna acción y a hacer sus mejores esfuerzos para garantizar que ninguna Autoridad Responsable tome ninguna acción que tenga un efecto material adverso en la Empresa Conjunta a menos que sea requerido en el caso de una Emergencia, o para mitigar daños resultantes del incumplimiento de Instadose Pharma de sus obligaciones bajo este Contrato, en cuyo caso la interrupción se considerará autorizada; siempre que, sin embargo, el socio local se comprometa a garantizar que cualquier interrupción por parte del socio local autorizado de conformidad con este artículo 8.20 se limitará al período de tiempo y al alcance del trabajo que sean necesarios para hacer frente a la emergencia o para mitigar tales daños.

(b) Si cualquier interrupción no autorizada por parte del socio local o cualquier autoridad responsable o si cualquier interrupción autorizada en el caso de una emergencia (en la medida en que dicha emergencia no sea causada por culpa o negligencia de Instadose Pharma o de cualquier subcontratista) provoca el cierre o la suspensión de la Empresa Conjunta, entonces las Partes tendrán derecho a una extensión del Período de la Empresa

Conjunta igual en duración al período de tiempo que la Empresa Conjunta estuvo suspendida o cerrada.

8.21 Cooperación

El socio local deberá, a solicitud de Instadose Pharma:

(a) proporcionar asistencia razonable a Instadose Pharma para llevar a cabo la Empresa Conjunta;

(b) Brindará una cooperación razonable para buscar la asistencia de las Autoridades Relevantes apropiadas para llevar a cabo la operación de la Empresa Conjunta;

(c) proporcionar asistencia razonable a Instadose Pharma para obtener cualquier Consentimiento relevante que Instadose Pharma deba obtener; y

(d) si se presenta algún reclamo contra Instadose Pharma, o si Instadose Pharma se convierte en parte de cualquier acción o procedimiento, en relación con la Empresa Conjunta, proporcionar asistencia razonable según lo solicite Instadose Pharma; siempre que Instadose Pharma proporcione al socio local un aviso por escrito de la asistencia solicitada inmediatamente después de recibir cualquier queja, citación u orden judicial aplicable y todos los hechos e información relevantes.

8.22 Disposiciones varias

Además de los compromisos y responsabilidades establecidos anteriormente, el socio local también acepta que asumirá las demás responsabilidades que las Partes acuerden por escrito de vez en cuando.

ARTÍCULO 9: REUNIONES DE EMPRESA CONJUNTA Y DECISIONES SIGNIFICATIVAS

9.1 Frecuencia de las reuniones de la Empresa Conjunta

Las reuniones formales de la Empresa Conjunta (cada una, una **"Reunión de laEmpresa Conjunta"**) se llevarán a cabo trimestralmente durante el Período de EmpresaConjunta con el propósito de evaluar el estado actual de la Empresa Conjunta. Se requerirá que los representantes de todas las Partes asistan a todas las Reuniones de laEmpresa Conjunta.

9.2 Plazo de Aviso

Cualquiera de las Partes podrá solicitar una Reunión de la Empresa Conjunta al proporcionar a la otra Parte un aviso por escrito con no menos de quince (15) Días Hábiles de dicha solicitud. Todos los asuntos a ser discutidos en cualquier Reunión de laEmpresa Conjunta se circularán con no menos de cinco (5) Días Hábiles antes de la Reunión de la Empresa Conjunta.

9.3 Formato del Encuentro

Las Reuniones de la Empresa Conjunta pueden realizarse en persona o por videoconferencia.

9.4 Asuntos de reuniones que requieren aprobación unánime

Las siguientes acciones o decisiones requerirán la aprobación previa por escrito de los representantes de todas las Partes en una Reunión de Empresa Conjunta:

(a) cualquier cambio material en el alcance de la Empresa Conjunta establecido en el Artículo 4.2; y
(b) cualquier cambio sustancial a las obligaciones de las Partes establecidas en el Artículo 7 y el Artículo 8 de este Contrato.

9.5 Otros asuntos que requieren la aprobación de las partes

Las siguientes acciones o decisiones que no requieran la aprobación unánime de las Partes, según se establece en el Artículo 9.4 anterior, requerirán la aprobación previa por escrito de los representantes de las siguientes Partes en una Reunión de Empresa Conjunta:

(a) cualquier decisión o cambio realizado en la Empresa Conjunta que pueda tener o tenga una consecuencia política en Colombia requerirá la aprobación y el consentimiento del Socio Local; y

(b) cualquier decisión o cambio realizado en la Empresa Conjunta con respecto a la venta de los productos de la Empresa Conjunta requerirá la aprobación y el consentimiento de Instadose Pharma.

ARTÍCULO 10: DECLARACIONES Y GARANTÍAS

10.1 Instadose Pharma

Instadose Pharma declara y garantiza, a partir de la Fecha de Vigencia, que:

(i) está debidamente organizada y opera en buen estado de acuerdo con todas las Leyes;

(ii) este Contrato ha sido debidamente ejecutado por Instadose Pharma, es legalmente válido y vinculante para Instadose Pharma, y no requiere ninguna aprobación, consentimiento o registro adicional en ninguna forma para darle plena vigencia y efecto;

(iii) no tiene conocimiento, después de realizar las debidas investigaciones, de ningún procedimiento, acción o reclamo, pendiente o amenazado, en contra o que involucre a Instadose Pharma que pudiera perjudicar, de alguna manera, su capacidad para cumplir con sus obligaciones bajo este Contrato o cualquier otro acuerdo o acuerdos que se celebrarán en relación con la Empresa Conjunta;

(iv) no ha cometido ningún acto corrupto;

(v)Salvo que se establezca lo contrario en este Contrato, no existen acuerdos, contratos, arrendamientos u otros acuerdos materiales por escrito relacionados con la operación, mantenimiento o administración de la Empresa Conjunta en el que Instadose Pharma pueda ser parte o que surjan de ellos;

(vi) no hay tarifas, tasas, gravámenes, impuestos u otros cargos cobrados o autorizados a cobrar con respecto a la Empresa Conjunta existente en la Fecha de vigencia por o en nombre de Instadose Pharma; y

(vii) El Socio Local es la única Persona que posee el derecho legal para realizar la Empresa Conjunta con Instadose Pharma en Colombia.

10.2 El Socio Local

El socio local declara y garantiza, a partir de la fecha de vigencia, que:

(i) este Contrato ha sido debidamente ejecutado por él, es legalmente válido y vinculante para él, y no requiere ninguna aprobación, consentimiento o registro adicional en ninguna forma para darle plena vigencia y efecto;

(ii) no tiene conocimiento, después de realizar las debidas investigaciones, de ningún procedimiento, acción o reclamo, pendiente o amenazado, en contra o que involucre al Socio Local que pudiera perjudicar, de alguna manera, su capacidad para cumplir con sus obligaciones bajo este Contrato o cualquier otro acuerdos o arreglos que se celebrarán en relación con la Empresa Conjunta;

(iii) no ha cometido ningún acto corrupto;

(iv) tiene o tendrá el derecho legal y la capacidad de proporcionar a las Partes acceso y uso de las Tierras de Empresa Conjunta;

(v) salvo que se establezca lo contrario en este Contrato, no existen acuerdos, contratos, arrendamientos u otros arreglos por escrito relacionados con la operación, mantenimiento o administración de la Empresa Conjunta en la que el Socio Local pueda ser parte o que surja de ella;

(vi) no hay tarifas, tasas, gravámenes, impuestos u otros cargos cobrados o autorizados a cobrar con respecto a la Empresa Conjunta existente en la Fecha de vigencia por o en nombre del Socio local;

(vii) Instadose Pharma es la única Persona que posee el derecho legal para realizar la Empresa Conjunta con el Socio Local en Colombia.

ARTÍCULO 11: PÓLIZAS DE SEGURO

11.1 Seguro de la Empresa Conjunta

(a) Cuando sea necesario, las Partes trabajarán juntas para obtener las Pólizas de Seguro de la Empresa Conjunta necesarias en nombre de la Empresa Conjunta.

(b) Todas las pólizas que cubren la propiedad asegurable serán por no menos del valor de reemplazo total de dicha propiedad.

(c) Todas las primas, las primas de renovación subsiguientes, todas las primas adicionales y todas las cuotas de timbre con respecto a las pólizas de seguro pertinentes, serán asumidas por la Parte que adquiera el seguro (al menos que se acuerde lo contrario por escrito).

(d) Las Partes velarán por su respectivo cumplimiento de todos los términos y condiciones plasmados en las pólizas de seguro y se comprometen a no cometer ningún acto ni permitir que se cometa ningún acto u omitir hacer cualquier cosa que de alguna manera afecte o invalide dichas pólizas de seguro.

(e) Las Partes se comprometen a entregarse mutuamente copias certificadas de los certificados de seguro y copias certificadas de las pólizas de seguro dentro de los sesenta (60) Días Hábiles posteriores al inicio por parte de la Parte que compra el seguro. Dichos certificados y pólizas reflejarán toda la cobertura de seguro estipulada por las Partes.

ARTÍCULO 12: INDEMNIZACIONES Y RESPONSABILIDAD

12.1 Incumplimiento

(a) Instadose Pharma

Instadose Pharma indemnizará al socio local y a cada parte del socio local y eximirá de responsabilidad al socio local y a cada parte del socio local, y será responsable ante terceros por cualquier pérdida de cualquier tipo sufrida o incurrida por el socio local y cada Parte del socio local por razón de cualquier incumplimiento por parte de Instadose Pharma de cualquiera de sus representaciones, garantías, convenios o compromisos en este Contrato, excepto en la medida en que dicha Pérdida sea causada principalmente por, o sea principalmente atribuible a, la negligencia grave, o mala conducta intencional por parte del socio local o cualquier parte del socio local, o cualquier emergencia, evento político o evento de fuerza mayor.

(b) El Socio Local

El Socio Local indemnizará a Instadose Pharma y a cada una de las Partes de Instadose Pharma y mantendrá a Instadose Pharma y a cada una de las Partes de Instadose Pharma indemnes de cualquier Pérdida de cualquier tipo sufrida o incurrida por Instadose Pharma y cada Parte de Instadose Pharma, y será responsable ante terceros por cualquier Pérdida de cualquier tipo debido a cualquier incumplimiento por parte del Socio local de cualquiera de sus representaciones, garantías, convenios o compromisos en este Contrato, excepto en la medida en que dicha Pérdida sea causada por, o sea principalmente atribuible a, negligencia grave o mala conducta intencional por Instadose Pharma o cualquier parte de Instadose Pharma, o cualquier Emergencia o Fuerza mayor.

12.2 Procedimientos

(a) Aviso de indemnización

Si la Parte con derecho a indemnización en virtud de este Artículo 12 (las "**Partes indemnizadas**") recibe notificación de cualquier reclamo o el comienzo de cualquier demanda, acción, reclamo, procedimiento o investigación entablado por cualquier Persona que no sea la parte o las partes obligadas a indemnizar al Partes indemnizadas en tal caso (**las "Partes indemnizadoras**") y cree de buena fe que las Partes indemnizadoras pueden estar obligadas a proporcionar indemnización de conformidad con este Contrato, las Partes indemnizadas notificarán inmediatamente por escrito a las Partes indemnizadoras (un "**Aviso de indemnización**") del mismo, que establece con detalles razonables dicha

información con respecto a dicha demanda, acción, plan, reclamo, procedimiento o investigación que las Partes indemnizadas tendrán en ese momento, pero el hecho de no dar un Aviso de indemnización a las Partes indemnizadoras no eximirá a la Parte indemnizadora de cualquier responsabilidad que pueda tener frente a las Partes indemnizadas, excepto en la medida en que la Parte indemnizadora hubiera sido materialmente perjudicada en su capacidad para defender la demanda, acción, reclamo, procedimiento o investigación por la cual se solicita dicha indemnización.

(b) Defensa de la acción

Al recibir un Aviso de indemnización, las Partes indemnizadas y las Partes indemnizadoras pueden acordar que las Partes indemnizadoras asumirán la defensa de dicha demanda, acción, reclamación, procedimiento o investigación en los términos que acuerden.

(c) Contrato

Si las Partes indemnizadas y las Partes indemnizadoras acuerdan que las Partes indemnizadoras asumirán la defensa de cualquier demanda, acción, reclamación, procedimiento o investigación para la cual se requiera indemnizar a las Partes indemnizadas de conformidad con este Artículo 12, las Partes indemnizadoras deberán no resolver ni comprometer dicha demanda, acción, reclamo, procedimiento o investigación sin el consentimiento previo por escrito de las Partes indemnizadas a menos que las Partes indemnizadas no determinen ni admitan ninguna infracción de la Ley y la única reparación proporcionada fueran los daños monetarios cubiertos en lleno por esta indemnización.

(d) Cooperación

Si las Partes Indemnizadas y las Partes Indemnizadoras acuerdan que las Partes Indemnizadoras asumirán la defensa de cualquier demanda, acción, reclamo, procedimiento o investigación por la cual se requiera indemnizar a las Partes Indemnizadas de conformidad con este Artículo 12, las Partes Indemnizadoras mantendrán las Partes Indemnizadas razonablemente informadas de los eventos de cualquier demanda, acción, reclamo, procedimiento o investigación aplicable. Si lo solicitan las Partes indemnizadoras, las Partes indemnizadas cooperarán en la medida razonablemente solicitada en la defensa del enjuiciamiento de cualquier demanda, acción, reclamación, procedimiento o investigación por la cual dichas Partes indemnizadoras deben indemnizar a las Partes indemnizadas de conformidad con este artículo 12.

(e) Seguro

El monto de cualquier Pérdida indemnizable de conformidad con este Artículo 12 se reducirá por (a) el valor de cualquier beneficio (que no sea cualquier beneficio o producto del seguro) realizado, directa o indirectamente, en cualquier jurisdicción por las Partes indemnizadas como resultado de tal Pérdida; y (b) el monto de cualquier producto del seguro recibido por las Partes indemnizadas con respecto a dicha Pérdida. Si tales ganancias son recibidas por las Partes indemnizadas luego de un pago de indemnización con respecto a la Pérdida relevante, las Partes indemnizadas pagarán a las Partes indemnizadoras una cantidad igual al menor de (i) la cantidad de tales ganancias, y (ii) el monto del pago de indemnización efectuado por las Partes indemnizadoras.

(f) Limitación

Ninguna Parte Indemnizada tendrá derecho a ser indemnizada más de una vez en virtud de este Contrato por la misma Pérdida.

(g) Supervivencia

Este Artículo 12 sobrevivirá a la terminación de este Contrato y, sin perjuicio de dicha terminación, las cantidades adeudadas en virtud de este Artículo 12 por una Parte a cualquier otra Parte se pagarán de conformidad con este Contrato.

ARTÍCULO 13: FUERZA MAYOR

13.1 Aviso de fuerza mayor

Si Instadose Pharma o el socio local se ve afectado por un evento de fuerza mayor, la Parte afectada deberá notificar por escrito a la otra parte tan pronto como sea razonablemente posible después de tener conocimiento de ello, Instadose Pharma y el socio local también notificarán inmediatamente a la otra parte por escrito y, en todo caso, dentro de los diez (10) Días Hábiles, cuando el evento de Fuerza Mayor haya cesado.

13.2 Prórroga

Si el evento de Fuerza mayor, directa o indirectamente, (a) causa daño físico inevitable o destrucción a cualquiera de los Activos de la empresa conjunta, o (b) interrumpe el funcionamiento regular de cualquiera de las Instalaciones de la empresa conjunta, entonces Instadose Pharma o el Socio Local tendrá derecho a una extensión del Período de la Empresa Conjunta establecido en este Contrato igual al período de tiempo en que se interrumpieron las operaciones o se cerró cualquiera de las Instalaciones de Empresa Conjunta.

13.3 Excusa de desempeño

Si un evento de Fuerza mayor impidiera el cumplimiento total o parcial de cualquiera de las obligaciones de Instadose Pharma o del Socio local en virtud de este Contrato, entonces Instadose Pharma o el Socio local quedarán exentos de cualquier desempeño que se impida por el mismo en la medida en que sean afectados y la otra Parte no tendrá derecho a rescindir este Contrato, excepto que se disponga lo contrario en el presente. Independientemente del caso de Fuerza mayor, Instadose Pharma y el Socio local harán todos los esfuerzos comercialmente razonables para continuar cumpliendo con sus obligaciones en virtud de este Contrato y para minimizar cualquier efecto adverso de dicho evento de Fuerza mayor.

13.4 Reclamo por daños

Ni Instadose Pharma ni el Socio local reclamarán daños, multas, intereses o cualquier otra compensación de la otra Parte debido a la ocurrencia de un evento de Fuerza mayor, salvo que se disponga específicamente lo contrario en este Contrato.

13.5 Excusa de desempeño

Sin embargo, las disposiciones anteriores del Artículo 13 no excusarán o liberarán (a) Instadose Pharma o el Socio Local de las obligaciones debidas o ejecutables, o el cumplimiento requerido, en virtud de este Contrato antes de las fallas o retrasos en el desempeño antes mencionados debido a la ocurrencia de Fuerza mayor u obligaciones no afectadas por el evento de Fuerza mayor o (b) cualquier Parte de cualquier obligación de pago que haya vencido y sea pagadera de acuerdo con este Contrato.

13.6 Continuación de desempeño

A menos que este Contrato haya sido rescindido, una Parte eximida del cumplimiento por la ocurrencia de Fuerza mayor continuará su desempeño bajo este Contrato cuando se eliminen los efectos de Fuerza mayor.

ARTÍCULO 14: EVENTO POLÍTICO

14.1 Aviso

Si ocurre algún Evento Político, Instadose Pharma o el Socio Local (la "**Parte Notificante**") deben notificar por escrito a la otra Parte (la "**Parte Notificada**") dentro de los treinta (30) Días Hábiles posteriores a la ocurrencia de dicho Evento Político, dicho aviso por escrito deberá contener detalles razonables de dicho Evento Político al conocimiento de la Parte Notificante y sus probables consecuencias legales, económicas y comerciales para la Parte Notificante con una solicitud de la Parte Notificada para ayudar a asegurar un remedio con respecto al mismo.

14.2 Período de remedio

La Parte Notificada tendrá sesenta (60) Días Hábiles a partir de la fecha de recepción de la notificación de conformidad con el Artículo 14.1 para realizar esfuerzos razonables para ayudar a efectuar una reparación con respecto a dicho Evento Político que restaure la posición económica o comercial de la Parte Notificante a la posición en la que habría estado la Parte Notificante si dicho Evento Político no hubiera ocurrido. Si la Parte Notificada no puede ayudar a efectuar tal remedio dentro de dicho período, las Partes se consultarán dentro de los diez (10) días posteriores a la expiración de dicho período de remedio con miras a alcanzar una solución mutuamente satisfactoria de la situación durante un período posterior de sesenta (60) días, cuya resolución puede, entre otras cosas, involucrar una extensión del Período de la Empresa Conjunta.

14.3 Excusa de desempeño

Si un Evento Político retrasa o impide el cumplimiento total o parcial de cualquiera de las obligaciones de la Parte Notificante bajo este Contrato, entonces la Parte Notificante será eximida de cualquier desempeño que se vea afectado y la Parte Notificada no tendrá derecho a rescindir este Contrato, salvo que se indique expresamente lo contrario en el presente. Independientemente del Evento Político, la Parte Notificante hará todo lo posible para continuar cumpliendo con sus obligaciones bajo este Contrato y para minimizar cualquier efecto adverso de dicho Evento Político.

14.4 Excusa de desempeño

Sin embargo, las disposiciones del Artículo 14.3 no excusarán ni liberarán a la Parte Notificante de las obligaciones adeudadas o ejecutables bajo este Contrato antes de que ocurra el Evento Político u obligaciones no afectadas por el Evento Político.

14.5 Continuación de desempeño

A menos que este Contrato haya sido terminado de conformidad con el Artículo 15.1 (b) o el Artículo 15.2 (b), la Parte Notificante continuará su desempeño bajo este Contrato cuando se eliminen los efectos del Evento Político.

ARTÍCULO 15: RESCISIÓN

15.1 Recisión por Instadose Pharma

(a) Fuerza Mayor

(i) Si un evento de Fuerza mayor ocurre y continúa por un período agregado de al menos ciento ochenta (180) días dentro de cualquier período de veinticuatro (24) meses para tener cualquiera de los efectos descritos en el Artículo 13.2, entonces Instadose Pharma tendrá derecho a rescindir este Contrato.

(ii) Si ocurriera un evento de Fuerza Mayor y las consecuencias del mismo afectarán material y adversamente la posición económica o comercial de Instadose Pharma desde lo que era en la Fecha de Vigencia, o desde lo que es o lo que hubiera sido si no hubiera ocurridodicho evento de fuerza mayor y sus consecuencias, y dicho evento y/o las consecuencias del mismo continúan durante un período de al menos ciento ochenta (180) días a partir de la fecha en que InstadosePharma notificara por escrito al socio local, e Instadose Pharma, independientemente de cualquier seguro pagadero con respecto al mismo, tendrá derecho a rescindir este Contrato.

(b) Evento político

Instadose Pharma tendrá derecho a rescindir este Contrato en caso de que ocurra un Evento Político y continuara durante un período de al menos ciento ochenta (180) días a partir de la fecha en que Instadose Pharma entregara una notificación por escrito del mismo al Socio Local, y el Socio Local no hubiera podido ayudar a alcanzar un remedio mutuamente satisfactorio con respecto a dicho Evento Político.

(c)Incumplimiento material por parte del socio local

Instadose Pharma tendrá derecho a rescindir este Contrato en caso de que el Socio local cometa cualquier incumplimiento o incumplimiento sustancial con respecto a de cualquiera de sus obligaciones en virtud de este Contrato o cualquier otro acuerdo celebrado por el Socio local en relación con la Empresa Conjunta, cuyo incumplimiento (salvo que se establezca lo contrario en el Contrato) hubiera continuado sin repararse durante sesenta (60) Días hábiles o más después de la entrega del aviso de dicho incumplimiento por parte de Instadose Pharma al Socio local.

(d) Aviso

Si ocurre uno o más de los eventos establecidos en el Artículo 15.1, Instadose Pharma puede, mediante notificación por escrito al Socio Local, rescindir este Contrato, cuya notificación entrará en vigencia diez (10) Días Hábiles después de la entrega de dicha notificación por Instadose Pharma.

15.2 Recisión por parte del socio local

(a) Fuerza Mayor

(i) Si un evento de Fuerza Mayor ocurre y continúa por un período total de al menos ciento ochenta (180) días dentro de cualquier período de veinticuatro (24) meses para tener cualquiera de los efectos descritos en el Artículo 13.2, entonces el Local El Socio tendrá derecho a rescindir este Contrato.

(ii) Si ocurriera un evento de Fuerza Mayor y las consecuencias del mismo afectarán material y adversamente la posición económica o comercial del Socio Local desde lo que era en la Fecha de Vigencia, odesde lo que es o lo que hubiera sido si no hubiera ocurrido de tal evento de Fuerza Mayor y sus consecuencias, y dicho evento y/o las consecuencias del mismo continuaran por un período de al menos ciento ochenta (180) días a partir de la fecha en la que el Socio Local notificara por escrito a Instadose Pharma, el Socio Local, independientemente de cualquier seguro pagadero con respecto al mismo, tendrá derecho a rescindir este Contrato.

(b) Evento político

El Socio Local tendrá derecho a rescindir este Contrato en caso de que ocurra un Evento Político y continuará por un período de al menos ciento ochenta (180) días a partir de la fecha en la que el Socio Local entregara una notificación por escrito del mismo a Instadose Pharma e Instadose Pharma no hubiera podido ayudar a alcanzar una solución mutuamente satisfactoria con respecto a dicho Evento político.

(c) Incumplimiento material por Instadose Pharma

El Socio Local tendrá derecho a rescindir este Contrato en caso de que Instadose Pharma cometa cualquier incumplimiento o incumplimiento sustancial con respecto a cualquiera de sus obligaciones en virtud de este Contrato o cualquier otro acuerdo celebrado por Instadose Pharma en relación con la empresa conjunta, cuyo incumplimiento (salvo que se establezca lo contrario en el Contrato) hubiera continuado sin repararse durante sesenta (60) Días hábiles o más después de la entrega del aviso de dicho incumplimiento por parte del Socio local a Instadose Pharma.

(d) Aviso

Si ocurre uno o más de los eventos establecidos en el Artículo 15.2, el Socio Local puede, mediante notificación por escrito a Instadose Pharma, rescindir este Contrato, notificación que entrará en vigencia diez (10) Días Hábiles después de la entrega de dicha notificación por parte del Socio local.

15.3 Efecto de la Recisión

(a) Generalidades

Sujeto a los derechos de Instadose Pharma y del Socio Local en caso de rescisión establecidos en el Artículo 15.1 y el Artículo 15.2

respetuosamente, en la Fecha de Recisión y sujeto y sin perjuicio de cualquier derecho de las Partes a continuación:

(i) este Contrato (excepto los Artículos 12.1, 12.2, 15, 16, 17, 18, 19, ARTICLE 20: , 20.2, 20.3, 20.5, 20.6, 20.8, 20.9, 20.10 y 20.13) dejará de tener efecto, sujeto a todos los derechos y obligaciones de las Partes existentes antes de la Fecha de Recisión; y

(ii) la Empresa Conjunta terminará.

(b) Derechos de Instadose Pharma en caso de rescisión o vencimiento de la Empresa Conjunta

Sin perjuicio de los efectos de la recisión anterior, después de la Fecha de rescisión o Fecha de vencimiento, las Partes deberán completar todas sus obligaciones respectivas en virtud de cualquier Contrato de suministro pendiente por el cual se haya pagado un depósito a la Parte local.

(c) Pagos por rescisión

En caso de rescisión de este Contrato de conformidad con este Artículo 15:

(i) salvo en el caso de una rescisión que surja de un evento de Fuerza mayor, las Partes se pagarán entre sí todos los montos requeridos para satisfacer las obligaciones de indemnización de una de las partes que surjan de un incumplimiento de este Contrato (neto de cualquier producto de seguro si aplica); e

(ii) Instadose Pharma pagará de acuerdo con los términos de este Contrato cualquier Precio de Compra pendiente al Socio Local atribuible a los Productos de la Empresa Conjunta vendidos, pero aún no exportados de Colombia antes de la Fecha de Recisión.

15.4 Costes de rescisión.

Salvo que se disponga específicamente lo contrario en este Contrato, cada Parte sufragará sus propios costos y gastos incurridos en el cumplimiento de sus obligaciones en virtud de este Artículo 15.

ARTÍCULO 16: RESOLUCIÓN DE CONTROVERSIAS Y EXPERTO INDEPENDIENTE

16.1 Contrato Amigable

Las Partes del presente harán todo lo posible para resolver amistosamente cualquier disputa, controversia o reclamo que surja de o en conexión con, o el incumplimiento, rescisión, invalidez o interpretación de este Contrato (cada una, una "**Disputa**" a los efectos de este Artículo 16). En este sentido, las Partes acuerdan que sus respectivos representantes debidamente autorizados se reunirán no menos de una vez cada trimestre calendario durante el Período de la Empresa Conjunta con el fin de intentar resolver mediante un acuerdo amistoso todas y cada una de las Disputas que existan entre ellas. Cualquier acuerdo de este tipo entrará en vigor solo si se expresa por escrito y se firma en nombre de las Partes.

16.2 Arbitraje

Sujeto a los Artículos 16.3 y16.4, cualquier Disputa que no pueda resolverse amistosamente dentro de los treinta (30) días posteriores a la recepción por una Parte de la solicitud por escrito de la otra Parte para hacerlo, **podrá** ser sometida por cualquiera de las Partes a arbitraje ante un tribunal arbitral compuesto por tres (3) árbitros que apliquen las reglas de Inglaterra bajo las Reglas de Arbitraje de la CNUDMI entonces vigentes y realizadas en el idioma inglés en Londres, Inglaterra, Reino Unido. La decisión de dicho tribunal arbitral será definitiva, inapelable y vinculante para las Partes. La autoridad nominadora será la Cámara de Comercio Internacional (para los propósitos de este Artículo 16, la "**ICC**") de acuerdo con las reglas de la ICC como autoridad nominadora en la CNUDMI u otros procedimientos de arbitraje ad hoc vigentes en ese momento.

16.3 Mediación a través de un experto independiente

Sujeto a los Artículos 16.2 y16.4, cualquier Disputa que no pueda resolverse de manera amistosa dentro de los treinta (30) días posteriores a la recepción por una Parte de la solicitud por escrito de la otra Parte para hacerlo, **podrá** ser remitida por cualquiera de las Partes a un experto independiente cuyos costos serán sufragados por igual por las Partes. En tal caso, la Parte que declare remitir la Controversia a un experto independiente o mediador calificado notificará a la otra Parte por escrito de su decisión, tras lo cual las Partes se esforzarán de buena fe por seleccionar al experto independiente. Si las Partes no pueden llegar a un acuerdo sobre un experto independiente dentro de los treinta (30) días posteriores a la recepción por la otra Parte de dicha notificación, cualquiera de las Partes podrá solicitar que el experto independiente sea designado por el Centro Internacional de Pericia de la ICC de conformidad con las disposiciones para que el nombramiento de expertos en conformidad con las Reglas de la CCI para la especialización que estén en vigor en ese momento y cuya mediación se llevará a cabo en el idioma inglés en Toronto, Ontario, Canadá. La decisión de cualquier experto independiente designado de conformidad con este Artículo 16.3 será apelable ante un tribunal arbitral designado de acuerdo con los procedimientos de designación descritos en el Artículo16.2, a menos que las Partes hayan acordado por escrito, antes de que se dicte dicha decisión, que dicha decisión será inapelable. En todo caso, la decisión de cualquier experto independiente designado de conformidad con este artículo 16.3 será apelable en caso de fraude o error manifiesto.

16.4 Continuación de la Empresa Conjunta

No obstante cualquier disposición contraria a este documento, durante la tramitación de cualquier Disputa y la resolución de la misma, las Partes continuarán operando la Empresa Conjunta.

16.5 Supervivencia

Este Artículo 16 sobrevivirá a la terminación de este Contrato según sea necesario para resolver cualquier Disputa que surja de, en conexión con o en relación con este Contrato y, sin perjuicio de dicha terminación, los montos adeudados en virtud de este Contrato por una Parte a la otra se pagarán en de conformidad con este Contrato.

ARTÍCULO 17: EXENCIÓN DE LA INMUNIDAD

17.1 Exención

En la medida en que cualquiera de las Partes pueda, en cualquier jurisdicción, reclamar para sí misma o cualquiera de sus ingresos, activos o propiedades inmunidad de servicio de proceso, demanda, jurisdicción, arbitraje o laudo arbitral, ejecución, embargo (ya sea en ayuda de la ejecución, previo a juicio o laudo o de otro modo) u otro proceso legal o judicial u otro recurso, y en la medida en que en dicha jurisdicción pueda atribuirse a dicha Parte o cualquiera de sus ingresos, activos o propiedades, dicha inmunidad (ya sea reclamada o no), dicha Parte por la presente acuerda de manera irrevocable e incondicional no reclamar y por la presente renuncia irrevocable e incondicionalmente a dicha inmunidad en la mayor medida permitida por las leyes de dicha jurisdicción.

17.2 Laudo concluyente y vinculante

Sin perjuicio de las disposiciones del Artículo16.3, cada una de las Partes acuerda que el laudo definitivo en su contra en cualquier procedimiento de la naturaleza a que se refiere el Artículo 16 será concluyente y vinculante para dicha Parte y podrá ser ejecutado en cualquier otro tribunal en cuya jurisdicción tal Parte está o pueda ser objeto de una demanda en el laudo, una copia certificada o ejemplificada de dicho laudo se considerará como prueba concluyente del mismo y del monto de su responsabilidad, o por cualquier otro medio previsto por la ley.

17.3 Consentimiento irrevocable

Cada una de las Partes por el presente consiente de manera irrevocable y general con respecto a cualquier acción o procedimiento legal que surja de o en conexión con este Contrato a la concesión de cualquier reparación o problema de cualquier proceso en relación con dicha acción o procedimiento, incluyendo, sin limitación, el hacer, hacer cumplir o ejecutar contra cualquier propiedad, activos o ingresos de cualquier tipo (independientemente de su uso o uso previsto) de cualquier orden, sentencia o adjudicación que se pueda dictar u otorgar en dicha acción o procedimiento.

17.4 Evidencia escrita concluyente

Sin limitar ninguna de las disposiciones anteriores del Artículo 16.3 y este Artículo 17, cada una de las Partes acuerda que en cualquier demanda, acción legal u otro procedimiento entablado en un tribunal de Canadá que surja de o se relacione con este Contrato, cualquier laudo que haya sido obtenido en su contra de conformidad con lo dispuesto en el artículo 16 se considerará prueba fehaciente por escrito de la existencia y cuantía de la reclamación en su contra.

ARTÍCULO 18: CAMBIOS DE CONTROL

18.1 Aprobación previa por escrito.

A partir de la Fecha de Vigencia, así como durante la vigencia del Período de la empresa conjunta, el Socio local se asegurará de que no haya ningún Cambio de control en el Socio local sin la aprobación previa por escrito de Instadose Pharma.

18.2 Sin interrupción

Sin perjuicio de un Cambio de Control en el Socio Local aprobado por Instadose Pharma, la Empresa Conjunta continuará ininterrumpidamente de acuerdo con los términos de este Contrato, permaneciendo este Contrato como un contrato válido y legalmente vinculante entre las Partes.

ARTÍCULO 19: AVISOS

19.1 Forma de la comunicación

Cualquier notificación o correspondencia que se dé en virtud de este Contrato se hará por escrito, en inglés, a menos que se acuerde lo contrario y se entregará personalmente o se enviará por fax seguido del original entregado en mano.

19.2 Direcciones para notificación

Las direcciones de los avisos son las siguientes:

(a) Si va a Instadose Pharma:
5500 North Service Road, Suite 301
Burlington, Ontario L7L 6W6
Canadá

Atención: Loren S. Greenspoon, Gerente Legal
Teléfono: 1-905-218-3593 Ext. 120
Correo electrónico: lgreenspoon@instadosepharma.com

(b) Si es para el socio local:

Investment and Ideas S.A.S.
CRA 7 # 156-10, Oficina 1907
Edificio, Punta Norte
Bogotá, Colombia

Atención: Henry Yusti Carrera, Gerente General

Teléfono: +57321395 6236
Correo electrónico: henry.yusti@yodda.com.co

19.3 Una notificación enviada por una Parte a otra Parte se considerará recibida:

(a) el mismo día, si se entrega en mano; o

(b) el mismo día de la transmisión si se envía por correo electrónico o telefax y si se envía por telefax con recibo que confirma la finalización de la transmisión.

19.4 Cualquiera de las Partes podrá cambiar su dirección designada a otra dirección mediante notificación previa por escrito a la otra Parte.

ARTÍCULO 20: VARIOS

20.1 Primacía de este Contrato

Este Contrato regirá todos los aspectos y todas las relaciones contractuales relacionadas con el objeto del mismo. Cada Parte se asegurará de que la ejecución por dicha Parte después de la Fecha de Vigencia o cualquier otro acuerdo relacionado con la Empresa Conjunta no causará que dicha Parte incumpla sus obligaciones en virtud de este Contrato.

20.2 Contrato Completo

(a) Salvo que se disponga expresamente lo contrario en este Contrato, este Contrato constituye el acuerdo completo entre las Partes en relación con la Empresa Conjunta y reemplaza todas las representaciones, comunicaciones, negociaciones y entendimientos anteriores entre las Partes con respecto al objeto de este Contrato.

(b) Cada una de las Partes reconoce que:

(i) no suscribe este Contrato sobre la base de, ni se basa, ni se ha basado, en ninguna declaración o representación (ya sea negligente o inocente) o garantía u otra disposición (en cualquier caso, ya sea oral, escrita, expresa o implícita) hecha o acordada por cualquier persona (ya sea una Parte de este Contrato o no), excepto aquellas expresamente contenidas o mencionadas en este Contrato, y el único recurso disponible con respecto a cualquier tergiversación o declaración falsa que se le haga será un recurso disponible en virtud de este Contrato;

(ii) este Artículo no se aplicará a ninguna declaración, representación o garantía realizada de manera fraudulenta, ni a ninguna disposición de este Contrato, que haya sido inducida por fraude, para lo cual los recursos disponibles serán todos los disponibles bajo la ley que rige este Contrato; y

(iii) en caso de cualquier conflicto entre este Contrato y cualquier documento, contrato o acuerdo con respecto a la Empresa Conjunta, prevalecerán las disposiciones de este Contrato.

20.3 Confidencialidad

(a) Cada Parte mantendrá la confidencialidad de toda la Información Confidencial que le proporcione o en nombre de otra Parte relacionada con la Empresa Conjunta y no divulgará la misma de ninguna manera sin el consentimiento previo por escrito de la Parte reveladora que no sea (a) en el caso de Instadose Pharma, según sea razonablemente necesario para sus asesores, consultores, aseguradores, subcontratistas con el fin de buscar asistencia financiera y de otro tipo con el fin de cumplir con sus obligaciones a continuación, las Leyes de las Autoridades Relevantes apropiadas, (c) como razonablemente se le requiera revelar a cualquier experto independiente designado de conformidad con el Artículo 16.3 para permitir que el experto independiente desempeñe sus funciones en virtud del presente; siempre que nada en este Artículo limitara el derecho 20.3 de una Parte a utilizar dichos documentos e información en circunstancias en las que este Contrato haya sido rescindido de conformidad con el Artículo 16. Para evitar dudas, cada Parte será responsable de cualquier incumplimiento del compromiso de confidencialidad contenido en este Artículo 20.3 y de la divulgación inadmisible de Información Confidencial por cualquiera de sus afiliados, consultores, asesores o agentes.

(b) Las Partes entienden y acuerdan que no se hará públicamente ninguna divulgación de Información Confidencial perteneciente a la Empresa Conjunta (ya sea mediante un comunicado de prensa, publicación en un sitio web o cualquier otro medio de divulgación) sin el consentimiento por escrito de todas las Partes.

20.4 Variaciones en la escritura

Todas y cada una de las adiciones, enmiendas y variaciones a este Contrato serán vinculantes solo si están legalmente permitidas y se formalizan por escrito y son consistentes con los objetivos originales de este Contrato, están firmadas por un representante debidamente autorizado de cada una de las Partes y se adjuntan a este Contrato.

20.5 Tiempo e indulgencia

(a) Ninguna renuncia por parte de ninguna de las Partes de cualquier incumplimiento de cualquier otra Parte en el cumplimiento de cualquiera de las disposiciones de este Contrato:

   (i) operará o se interpretará como una renuncia a cualquier otro incumplimiento o incumplimiento adicional, ya sea de carácter similar o diferente, o

   (ii) será efectiva a menos que sea por escrito debidamente ejecutado por un representante autorizado de dicha Parte.

(b) El hecho de que una Parte no insista en cualquier ocasión en el cumplimiento de los términos, condiciones y disposiciones de este Contrato o el tiempo u otra indulgencia otorgada por una Parte a cualquier otra no actuará como una renuncia a dicho incumplimiento o aceptación de cualquier variación.

(c) Cualquier momento u otra indulgencia concedida por una Parte a cualquier otra en el que pueda cumplir con sus deberes y obligaciones en virtud del presente o para remediar cualquier incumplimiento del mismo no será, ni se interpretará como, una renuncia por parte de la Parte que otorga tal tiempo o indulgencia de cualquiera de sus derechos en virtud del presente. Cualquier momento o indulgencia o renuncia podrá estar sujeto a los términos y condiciones que la Parte que lo otorgue pueda especificar y será sin perjuicio de los derechos acumulados en ese momento por esa Parte, excepto en la medida expresamente variada en dicho momento, indulgencia o renuncia.

20.6 Multas, recargos e intereses

Cualquier Parte que incumpla el pago de cualquier monto adeudado en virtud del presente pagará intereses a una tasa del tres por ciento (3%) anual. Dichos intereses se computarán diariamente a partir de la fecha de vencimiento hasta que la Parte incumplidora pague en su totalidad el monto correspondiente junto con los intereses devengados.

20.7 Sin Terceros Beneficiarios

Este Contrato se realiza exclusivamente para el beneficio de las Partes, y ningún tercero tendrá ningún derecho en virtud del presente ni se considerará un beneficiario del mismo, salvo que se disponga expresamente en el presente.

20.8 Divisibilidad

(a) Si alguna disposición de este Contrato es o se vuelve total o parcialmente inválida, ilegal o inaplicable:

(i) la validez, legalidad y aplicabilidad de las disposiciones restantes continuarán vigentes sin que se vean afectadas; y

(ii) las Partes se reunirán lo antes posible y negociarán de buena fe sobre una disposición de reemplazo que sea legalmente válida y que logre en la medida de lo posible los objetivos de este Contrato y produzca un efecto económico equivalente.

(b) Se aplicará una disposición de reemplazo a partir de la fecha en que la disposición reemplazada se haya vuelto inválida, ilegal o inaplicable. Si las Partes no pueden llegar a un acuerdo de buena fe, cualquiera de las Partes podrá invocar el procedimiento de resolución de controversias del Artículo 16 del presente, y el tribunal arbitral o experto independiente, según corresponda, tendrá la autoridad para determinar una disposición sustitutiva que sea legalmente válida y que, según corresponda, esté lo más cerca posible de lograr los objetivos de este Contrato y producir un efecto económico equivalente.

20.9 Idioma

(a) Todas las notificaciones, correspondencia u otras comunicaciones entre las Partes con respecto a este Contrato o de otro modo con respecto a la Empresa Conjunta se harán en inglés o en español.

(b) Este Contrato se realiza tanto en inglés como en español. En caso de conflicto entre la versión en inglés y la versión en español, prevalecerá la versión en inglés.

20.10 Límite de responsabilidad

Excepto en la medida en que forme parte de cualquier indemnización u otras obligaciones de pago otorgadas o contenidas en el Artículo 6, ninguna Parte será responsable ante ninguna otra Parte, ya sea en forma de indemnización o de otro modo, por cualquier pérdida o daño indirecto o consecuente en relación con o que surja del cumplimiento por dicha Parte de sus obligaciones en virtud de este Contrato o cualquier incumplimiento de dicha Parte en el cumplimiento de dichas obligaciones (incluyendo, sin

limitación, la pérdida de uso de cualquiera de las Instalaciones de la Empresa Conjunta, la pérdida de ganancias o ingresos y el costo de capital).

20.11 Remedios exclusivos

Excepto como y en la medida específicamente establecida en este Contrato, ninguna Parte tendrá derecho a ningún otro derecho a daños o cualquier otro derecho bajo contrato, agravio o de otro modo en relación con cualquier incumplimiento o incumplimiento en virtud de este Contrato por cualquier otra Parte.

20.12 Asignación

A partir de la Fecha de Vigencia, así como durante la vigencia del Período de la Empresa Conjunta, a ninguna Parte se le prohibirá ceder ninguno de sus derechos en virtud de este Contrato sin la aprobación previa por escrito de las otras Partes, cuya aprobación no se denegará, siempre que tal asignación no resulte en un incumplimiento inmediato de este Contrato.

20.13 Legislación aplicable

Los derechos y obligaciones de las Partes en virtud o en virtud de este Contrato se regirán e interpretarán de acuerdo con las leyes de Canadá y la provincia de Ontario, Canadá, sin tener en cuenta ningún conflicto de principios legales o disposiciones de los mismos.

[Sigue página para firmar]

EN TESTIMONIO DE LO CUAL, este Contrato ha sido ejecutado por los representantes plenamente autorizados de las Partes en el día, mes y año antes escritos.

INSTADOSE PHARMA CORP.

En su nombre: ______________________________

Grant F. Sanders, CEO

[redacted]

En su nombre: ______________________________

[redacted]

[redacted]

[redacted]

ANEXO "A"

PRONÓSTICO DE PRODUCCIÓN ANUAL

Para insertar.

ANEXO "B"

CERTIFICADO DE ANÁLISIS (REQUISITOS DE PRUEBA)

Para insertar.

"Anexo C"

DIRECTRICES GACP

Para insertar.

ANEXO "D"

DIRECTRICES GMP/EU-GMP

Para insertar.

ANEXO "E"

EQUIPO DE LA EMPRESA CONJUNTA

Infraestructura	Metros cuadrados
Invernadero 1	1.600
Invernadero 2	1.600
Invernadero 3	1.600
Invernadero 4	1.600
Invernadero 5	1.900
Baño 1	9
Cuarto de secado 1	9
Cuarto de secado 2	24
Cuarto de semillas	10
Laboratorio	60
Baño 2	5
Bodega de herramientas	12
Cuarto de riego	50
Cuarto de Cosecha	56
Zona de sustratos	600

ANEXO "F"

INSTALACIONES DE LA EMPRESA CONJUNTA

Equipos	Otros
Invernadero 1 / Sistema de iluminación	
Invernadero 2 / Sistema de iluminación	
Invernadero 3 / Sistema de iluminación	
Invernadero 4 / Sistema de iluminación	
Invernadero 5 / Sistema de iluminación	
Sistema de riego para 3000 plantas	
Sistema de riego para 3000 plantas	
Sistema de riego para 3000 plantas	
Sistema de nebulización, 700 bandejas	
Sistema de riego para 4000 plantas	
1 aire acondicionado 1 Deshumidificador	Estantes 4, bascula
2 aire acondicionado 4 Deshumidificador	Estantes 16
1 aire acondicionado	Armario, bascula
2 Fumigadoras estacionarias de 2HP 2 Plantas de generación electrica	Palas, carretillas, paladraga...
1 Sistema de riego motor de 6.5HP 1 sistema de riego motor de 10HP	Tanque de 25.000 litros. 3 tanques de 1.000 litros. 4 canecas de 200 litros.
Sistema de Seguridad	

ANEXO "G"

TIERRAS DE LA EMPRESA CONJUNTA

Para insertar.

ANEXO "H"

LICENCIAS DE LA EMPRESA CONJUNTA

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ANEXO "I"

REGIÓN DEL SOCIO LOCAL

Departamentos:

- Risaralda
- Tolima
- Antioquia
- Huila
- Caldas
- Cundinamarca



LA GUAJIRA
ATLÁNTICO
MAGDALENA
CESAR
PANAMA
SUCRE
CÓRDOBA
BOLÍVAR
NORTE DE SANTANDER
ANTIOQUIA
SANTANDER
ARAUCA
CHOCÓ
CALDAS
RISARALDA
CUNDINAMARCA
BOYACÁ
CASANARE
QUINDÍO
*CAPITAL DISTRICT
TOLIMA
VALLE DEL CAUCA
META
CAUCA
HUILA
GUAVIARE
NARIÑO
CAQUETÁ
VAUPÉS
PUTUMAYO

ANEXO "J"

SOPs

Para insertar.

ANEXO "K"

CONTRATO DE SUMINISTRO

Para insertar.